UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2023

NCR CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

864 Spring Street NW

Atlanta, GA 30308

(Address of principal executive offices, and zip code)

Registrant’s telephone number, including area code: (937) 445-1936

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NCR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of March 7, 2023, the Board of Directors (the “Board”) of NCR Corporation (the “Company”) approved an amendment to the Company’s amended and restated bylaws (as amended, the “Bylaws”) to, among other things:

•	provide that the Board may, in its sole discretion, determine that an annual meeting not be held at any place, but instead be held partially or solely by means of remote communications;

•

enhance procedural mechanisms in connection with stockholder nominations of directors to require a stockholder delivering a nomination notice pursuant to the advance notice provisions of the Bylaws to, among other things, fully comply with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, and other applicable law and provide reasonable evidence and other information to the Board that such stockholder has met the requirements of Rule 14a-19 and complied with the Bylaws;

•	require a stockholder directly or indirectly soliciting proxies from other stockholders to use a proxy card color other than white; and

•	make various other conforming, technical, modernizing and clarifying changes.

The foregoing description is a summary and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein. In addition, a marked copy of the Bylaws showing all changes made to the Company’s prior bylaws is attached hereto as Exhibit 3.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

3.1	Amended and Restated Bylaws of NCR Corporation

3.2	Marked Amended and Restated Bylaws of NCR Corporation

104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2023

NCR Corporation

By:	/s/ James M. Bedore
James M. Bedore
Executive Vice President, General Counsel and Secretary

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